PACE Select

Summary Prospectus Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the summary prospectus relating to Class A, Class B, Class C and Class Y shares (the "Summary Prospectus"), dated November 28, 2011

February 2, 2012

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements of PACE Alternative Strategies Investments (the "fund"). UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the board of trustees (the "Board") of PACE Select Advisors Trust (the "Trust"). A significant service you receive with the fund is the on-going review and due diligence by UBS Global AM of the fund's investment advisors. At the recommendation of UBS Global AM, the Board has terminated Goldman Sachs Asset Management, L.P. ("GSAM") as an investment advisor to the fund, effective as of the close of business on February 10, 2012. Analytic Investors, LLC, Wellington Management Company, LLP, First Quadrant L.P. and Standard Life Investments (Corporate Funds) Limited will continue to serve as the fund's investment advisors.

Accordingly, the Summary Prospectus is hereby revised as follows, effective as of February 10, 2012.

The section captioned "Management process" is revised by replacing the second sentence of the first full paragraph of that section with the following:

Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") currently serve as the fund's investment advisors.

The section captioned "Management process" is revised by deleting the sixth and seventh full paragraphs of that section in their entirety.

The section captioned "Performance" and sub-headed "Risk/return bar chart and table" is revised by deleting the ninth sentence of the first paragraph of that section in its entirety.

The section captioned "Investment manager and advisors" is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Analytic Investors, Wellington Management, First Quadrant and Standard Life Investments serve as the fund's investment advisors.

The section captioned "Portfolio managers" is revised by deleting the third bullet point of that section in its entirety.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-528